Exhibit 10.24

AMENDMENT NO. 1

OPTION AND LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Option and License Agreement by and between EIP Pharma LLC, a Massachusetts limited liability company, with principal offices located at 11 Channing Street, Cambridge, MA 02138 (“EIP”) and Vertex Pharmaceuticals Incorporated, a Massachusetts corporation, with principal offices located at 130 Waverly Street, Cambridge, MA 02139 (“Vertex”) effective as of August 27, 2012 (the “Option and License Agreement”) is effective as of as of April 8, 2014 (“Amendment Effective Date”). Capitalized terms used herein but not defined herein will have the meaning set forth in the Option and Lease Agreement. The Parties agree to amend the Option and License Agreement as follows:

1.	To add the following definition:

“Phase 2a Clinical Trial” means a Phase 2 Clinical Trial designed to demonstrate feasibility of a product for an indication.

“Third Party Transaction” means a transaction or series of transactions for the transfer of rights to research, develop and/or commercialize Licensed Product, including, but not limited to, by way of a license, sublicense or assignment.

2.	To delete Section 1.20 of the Option and License Agreement in its entirety and replace it with the following text:

“Field” means the diagnosis, treatment, and prevention of Alzheimer’s disease and other central nervous system disorders in humans.”

3.	To delete Section 2.3 of the Option and License Agreement in its entirety and replace it with the following text:

“2.3     Option Exercise. In the event EIP elects to exercise the Option, it shall deliver to Vertex (a) no later than the end of the last day of the Option Period, written notice specifying that EIP has elected to exercise the Option, and payment of the Option Exercise Fee and (b) within sixty (60) days of delivery of the foregoing described notice and payment, the Development Plan and evidence of EIP’s resources sufficient to accomplish the Development Plan, including evidence of sufficiently qualified personnel, applicable third party service contracts, and sufficient funding such as a cash balance statement (collectively, the “Option Exercise Notice”). The date, if any, on which EIP has delivered the complete Option Exercise Notice is the date on which EIP has exercised the Option in accordance with this Section 2.3 (the “Option Exercise Date”). The Option Period will be deemed to have ended, and the License Term will be deemed to have commenced, on the Option Exercise Date.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.	To add the following sentence to the end of Section 3.2(b) of the Option and License Agreement:

“For the avoidance of doubt, EIP is fully responsible for payment of all payments due in accordance with Section 4 regardless of whether it has, granted a sublicense of any of its rights hereunder.”

5.	To delete Section 3.7 of the Option and License Agreement in its entirety and replace it with the following text:

“3.7     Right of First Refusal. Commencing on the Option Exercise Date and continuing until six (6) months after Completion of the first Phase 2 Clinical Trial, if EIP receives a bona fide written offer from a Third Party proposing a Third Party Transaction, Vertex shall have the right to acquire such rights on the same material financial terms and conditions, including price and form and timing of consideration and rights to be granted (the “Material Terms”) as those offered by the Third Party. Promptly after receipt of such a Third Party offer, EIP will deliver to Vertex a description of the Material Terms proposed by such Third Party and the identity of such Third Party (the “Offer Notice”). To exercise its Right of First Refusal, Vertex must deliver written notice to EIP within forty-five (45) days of receipt of the Offer Notice, and the Parties will thereafter negotiate in good faith an agreement based on the Material Terms during the following forty-five (45) day period. If Vertex provides notice that it declines to exercise a Right of First Refusal or the Parties are not able, despite good faith negotiations, to consummate a transaction based on the Material Terms within such forty-five (45) day period, EIP will be free to consummate an agreement based on the Material Terms with the Third Party identified in the original Offer Notice or any of its Affiliates.

6.	To delete Section 4.1 of the Option and License Agreement in its entirety and replace it with the following text:

“4.1     Option Exercise Fee. In the event EIP elects to exercise the Option, it shall pay to Vertex a non-creditable, non-refundable option exercise fee of [***] ($[***]) (the “Option Exercise Fee”) in accordance with Section 2.3.”

7.	To delete Section 4.2 of the Option and License Agreement in its entirety and replace it with the following text:

“4.2     Milestones Payments by EIP. Subject to the terms and conditions of this Agreement, EIP shall pay Vertex a milestone payment upon the first occurrence of each of the following events with respect to each distinct Licensed Product, no later than five (5) days after the occurrence of the event:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Event Milestone	Event Milestone Payment
(i) [***]	$[***]
(ii) [***]	$[***]
(iii) [***]	$[***]
(iv) [***]	$[***]
(v) [***]	$[***]
(vi) [***]	$[***]
(vii) [***]	$[***]
(viii) [***]	$[***]
(ix) [***]	$[***]

Each of the above milestone payments will be payable only once per distinct Licensed Product, upon the first occurrence of the applicable event, regardless of how many times the event is ultimately achieved for the distinct Licensed Product.

Milestones (i) and (ii) are mutually exclusive for each distinct Licensed Product such that if milestone (i) occurs, then milestone payment (i) will be due and milestone payment (ii) will not be due; provided, however, if milestone (i) occurs after milestone (ii) occurs then, upon the occurrence of milestone (i), EIP will pay the difference between milestone payment (i) and milestone payment (ii), which was already paid. If neither milestones (i) nor (ii) occur, the payment that would have been due for milestone (ii) will be due at the time the next milestone payment is due. Except as set forth above in this paragraph, at the time any given milestone payment is due and one or more preceding milestone payments for antecedent milestone events have not been paid, then such unpaid antecedent milestone payments will be due at such time as well.

For purposes of the foregoing, a Licensed Product will be deemed to be distinct if it contains a different compound than the compound incorporated into a Licensed Product with respect to which the applicable milestone has already been paid, and not merely a different formulation or mode of administration.

In addition, EIP will pay to Vertex $[***] upon the first achievement of Net Sales in excess of $[***] in any twelve (12) month period.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.	To delete Section 4.3 of the Option and License Agreement in its entirety and replace it with the following text:

“4.3     Royalty Payments by EIP. Subject to the adjustment, if any, to be made under Sections 4.4 and 4.5, EIP will pay to Vertex royalties on aggregate Net Sales of Licensed Product in the Field in the Territory by EIP and its Affiliates and Sublicensees, as follows:

Portion of Calendar Year Net Sales	Royalty Percentage
[***]	[***]%
[***]	[***]%
[***]	[***]%

9.	Except as amended hereby, the terms and conditions of the Option and License Agreement remain in full force and effect.

[signature page immediately follows]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

In witness whereof, EIP and Vertex have caused this Amendment to be duly executed by their authorized representatives under seal, in duplicate as of the Amendment Effective Date.

EIP PHARMA LLC

By:	/s/ John J. Alam, M.D.
Name:	John J. Alam, M.D.
Title:	Manager

VERTEX PHARMACEUTICALS INCORPORATED

By:	/s/ Peter Mueller, Ph.D.
Name:	Peter Mueller, Ph.D.
Title:	Chief Scientific Officer and Executive Vice President, Global Research and Development

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.